WANGER ADVISORS TRUST

Wanger International
Wanger USA

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 14, 2010 to the Prospectuses
and Statement of Additional Information dated May 1, 2009

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Wanger Asset Management, LLP (“Columbia WAM”), agreed to sell to Ameriprise Financial, Inc. (“Ameriprise”) certain parts of the asset management business of Columbia Management Group, LLC, including 100% of Columbia WAM.  The transaction is expected to close April 30, 2010, at which time Ameriprise will become the indirect parent company of Columbia WAM.

Shares of Wanger International and Wanger USA  (the “Funds”) are made available to owners of variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by insurance companies that have entered into participation agreements with the Funds (“Participating Insurance Companies”).  It is anticipated that approximately $600 million of the assets in Wanger International and approximately $400 million of the assets in Wanger USA, representing the interests of owners of Variable Contracts issued by Participating Insurance Companies affiliated with Ameriprise who participate in an asset allocation program (the “Program”), will be redeemed (the “Redemption”) as part of a broader reallocation of assets in the Program.

Ameriprise and Columbia WAM have entered into a contractual commitment with the Funds to reimburse certain expenses associated with the Redemption and to cap advisory fees for a two year period, effective on April 30, 2010, for Wanger International and Wanger USA at the advisory fee rates in effect at the time of the Redemption.